Exhibit 10.115

[redacted]

BUSINESS LOAN AGREEMENT

Principal $4,000,000.00	Loan Date 08-19-2021	Maturity 08-19-2022	Loan No [redacted]	Call / Coll	Account [redacted]	Officer 28953	Initials

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing "***" has been omitted due to text length limitations.

Borrower:	GIBSON TECHNICAL SERVICES, INC.	Lender:	TRUIST BANK
	230 MOUNTAIN BROOK CT		Greater Birmingham - Commercial Loans
	CANTON, GA 30115-9019		2501 20th Pl S
Birmingham, AL 35223-1723

THIS BUSINESS LOAN AGREEMENT dated August 19, 2021, is made and executed between GIBSON TECHNICAL SERVICES, INC. ("Borrower") and TRUIST BANK ("Lender") on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. Borrower understands and agrees that: (A) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements as set forth in this Agreement; (B) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (C) all such Loans shall be and remain subject to the terms and conditions of this Agreement. This Agreement shall apply to any and all present and future loans, loan advances, extension of credit, financial accommodations and other agreements and undertakings of every nature and kind that may be entered into by and between Borrower and Lender now and in the future.

TERM. This Agreement shall be effective as of August 19, 2021, and shall continue in full force and effect until such time as all of Borrower's Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys' fees, and  other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

LINE OF CREDIT. The Indebtedness includes a revolving line of credit.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

Loan Documents. Borrower shall provide to Lender the following documents for the Loan: (1) the  Note;  (2)  Security Agreements  granting to Lender security interests in the Collateral; (3) financing statements and all other documents perfecting Lender's Security Interests; (4) evidence of insurance as required below; (5)  together with all such Related Documents as Lender may require for the Loan; all in form and substance satisfactory to Lender and Lender's counsel.

Borrower's Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.

Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

No Event of Default. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

Organization. Borrower is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Georgia. Borrower is duly authorized to transact business in the State of Alabama and all other states in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business.  Specifically, Borrower is, and at all times shall be, duly qualified as a foreign corporation in all states   in which the failure to so qualify would have a material adverse effect on its business  or financial condition.  Borrower has the full  power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Borrower maintains an office at 230 MOUNTAIN BROOK CT, CANTON, GA 30115-9019. Unless Borrower has designated otherwise in writing, the principal office is the office at which Borrower keeps its books and records including its records concerning the Collateral. Borrower will notify Lender prior to any change in the location of Borrower's state of organization or any change in Borrower's name.  Borrower shall do  all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Borrower and Borrower's business activities.

Assumed Business Names. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business: None.

Authorization. Borrower's execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower, do not require the consent or approval of any other person, regulatory authority, or governmental body, and do not conflict with, result in a violation of, or constitute a default under (1)  any provision of  (a)  Borrower's  articles of incorporation or organization, or bylaws, or (b) any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower's properties.  Borrower has the power and authority  to enter into the Note and the Related Documents and to grant collateral as security for the Loan. Borrower has the further power and authority to own and to hold all of Borrower's assets and properties, and to carry on Borrower's business as presently conducted.

Financial Information. Each of Borrower's financial statements supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

BUSINESS LOAN AGREEMENT
Loan No: [redacted]	(Continued)	Page 2

Legal Effect. This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used or filed a financing statement under any other name for at least the last five (5) years.

Hazardous Substances. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (1) During the period of Borrower's ownership of the Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral. (2) Borrower has no knowledge of, or reason to believe that there has been (a) any breach or violation of any Environmental Laws; (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Collateral by any prior owners or occupants of any of the Collateral; or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters. (3)  Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Collateral  shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from any of the Collateral; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation all Environmental Laws. Borrower authorizes Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the Collateral for hazardous waste and Hazardous Substances. Borrower hereby (1) releases and waives any future claims  against Lender for indemnity or contribution in  the event  Borrower becomes liable for cleanup or other costs under any such laws, and (2) agrees to indemnify, defend, and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the Collateral. The provisions of this section of the Agreement, including the obligation to indemnify and defend, shall survive the payment of the Indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise.

Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

Taxes. To the best of Borrower's knowledge, all of Borrower's tax returns and reports that are or  were  required to be filed, have  been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of  the Collateral directly  or indirectly  securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

Binding Effect. This Agreement, the Note, all Security Agreements (if any), and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

Commercial Purposes. Borrower intends to use the Loan proceeds solely for business or commercially related purposes.

Employee Benefit Plans. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (1) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (2) Borrower has not withdrawn from any such plan or initiated steps to do so,  (3)  no steps have  been  taken to terminate any such plan or to appoint a trustee to administer such a plan, and  (4)  there are no unfunded liabilities other than  those previously disclosed to Lender in writing.

Investment Company Act. Borrower is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

Public Utility Holding Company Act. Borrower is not a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

Regulations T and U. Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T and U of the Board of Governors of the Federal Reserve System).

Information. All information previously furnished or which is now being furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated by this Agreement is, and all information furnished by or on behalf of Borrower to Lender in the future will be, true and accurate in every material respect on the date as of which such information is dated or certified; and no such information is or will be incomplete by omitting to state any material fact the omission of which would cause the information to be misleading.

Claims and Defenses. There are no defenses or counterclaims, offsets or other adverse claims, demands or actions of any kind, personal or otherwise, that Borrower, any Grantor, or any Guarantor could assert with respect to the Note, Loan, this Agreement, or the Related Documents.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

Repayment. Repay the Loan in accordance with its terms and the terms of this Agreement.

BUSINESS LOAN AGREEMENT
Loan No: [redacted]	(Continued)	Page 3

Notices of Claims and Litigation. Promptly inform Lender in writing of (1) all material adverse changes in Borrower's financial condition, and (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

Financial Records. Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

Financial Statements. Furnish Lender with the following:

Additional Requirements.

Audited Statements. As soon as available, but in no event later than 120 days after the end of each fiscal year, 12/31/2021, Borrower's financial statements for the year ended, audited by CPA.

All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.

Additional Information. Furnish such additional information and statements, as Lender may request from time to time.

Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days prior written notice to Lender.  Each  insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender's loss payable or other endorsements as Lender may require.

Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (1) the name of the insurer; (2) the risks  insured;  (3)  the  amount of the policy; (4) the properties insured; (5) the then current property values on the basis of which insurance has been obtained,  and the manner of determining those values; and (6) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

Loan Proceeds. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior  to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (1) the legality of the same shall be contested in good faith by appropriate proceedings, and  (2)  Borrower  shall have established on Borrower's books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with GAAP.

Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender, and in all other loan agreements now or in the future existing between Borrower and any other party. Borrower shall notify  Lender immediately in  writing  of any default in connection  with any agreement.

Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

Environmental Studies. Promptly conduct and complete, at Borrower's expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Borrower.

Compliance with Governmental Requirements. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower's properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act.  Borrower may contest in  good faith any such law,  ordinance,  or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Collateral are not jeopardized. Lender may  require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

Change of Location. Immediately notify Lender in writing of any additions to or changes in the location of Borrower's businesses.

Title to Assets and Property. Maintain good and marketable title to all of Borrower's assets and properties.

Notice of Default, Litigation and ERISA Matters. Forthwith upon learning of the occurrence of any of the following, Borrower shall provide Lender with written notice thereof, describing the same and the steps being taken by Borrower with respect thereto: (1) the occurrence of any Event of Default, or (2) the institution of, or any adverse determination in, any litigation, arbitration proceeding or governmental proceeding, or  (3)   the occurrence of a Reportable Event under, or the institution of steps by Borrower to withdraw from, or the institution  of any steps to terminate, any employee benefit plan as to which Borrower may have any liability.

Other Information. From time to time Borrower will provide Lender with such other information as Lender may reasonably request.

Employee Benefit Plans. So long as this Agreement remains in effect, Borrower will maintain each employee benefit plan as to which Borrower may have any liability, in compliance with all applicable requirements of law and regulations.

BUSINESS LOAN AGREEMENT
Loan No: [redacted]	(Continued)	Page 4

Environmental Compliance and Reports. Borrower shall comply in all respects with any and all Environmental Laws; not cause or permit to exist, as a result of an intentional or unintentional action or omission on Borrower's part or on the part  of any  third party,  on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons,  lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

Deposit Accounts. Maintain substantially all of its demand deposit/operating accounts with Lender.

FINANCIAL COVENANTS. Borrower covenants and agrees, from the date hereof until payment in full of the Loan, to maintain and comply with the financial covenants and ratios set forth below, as determined in  accordance with  GAAP unless otherwise specified, and which  may be tested as set forth in said covenant and at such other times as determined by Lender in its sole discretion:

Fixed Charge Coverage: A ratio of (i) EBITDAR minus dividends, distributions and withdrawals by owners to (ii) the sum of interest expense, the prior year’s current maturities of long-term debt, lease expense and rent expense of not less than 1.2 to 1.0 and shall be tested at least annually, beginning 13/31/2020. EBITDAR means earnings (net income) before interest expense, taxes, depreciation, amortization, lease expense and rent expense.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower's failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note, or the maximum rate permitted by law, whichever is less, from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the Indebtedness and, at Lender's option, will  (A)  be payable on demand; (B)  be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1)  the term of any applicable insurance policy; or  (2)  the remaining term of the Note; or  (C)  be treated as a balloon payment which will be  due and payable at the Note's maturity.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:

Additional Financial Restrictions. Continuity of Operations. (1) Engage in business activities substantially different than those in which Borrower is presently engaged or, (2) cease operations, liquidate, merge, or restructure as a legal entity (whether by division or otherwise), consolidate with or acquire any other entity, change its name, convert to another type of entity or redomesticate, dissolve or transfer or sell Collateral out of the ordinary course of business.

Agreements. Enter into any agreement containing any provisions which would be violated or breached by the performance of Borrower's obligations under this Agreement or in connection herewith.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if: (A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (B)  Borrower or any Guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings,  or is adjudged a bankrupt; (C) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (D) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future.  However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by  law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Borrower fails to make any payment when due under the Loan.

Other Defaults.  Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement  or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's or any Grantor's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf, or made by Guarantor, under this Agreement or the Related Documents in connection with the obtaining of the Loan evidenced by the Note or any security document directly or indirectly securing repayment of the Note is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or  the  commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

BUSINESS LOAN AGREEMENT
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Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower  or by  any  governmental agency  against  any  collateral  securing  the  Loan.  This includes a garnishment of  any  of  Borrower's  accounts,  including  deposit accounts,  with  Lender.  However,  this  Event of  Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the  basis of  the creditor  or forfeiture proceeding and if  Borrower gives  Lender written notice of  the  creditor or forfeiture proceeding and  deposits with  Lender monies or     a surety bond for the creditor or forfeiture proceeding, in an amount  determined by  Lender,  in  its  sole  discretion, as  being an adequate  reserve or bond for the dispute.

Execution; Attachment. Any execution or attachment is levied against the Collateral, and such execution or attachment is not set aside, discharged or stayed within thirty (30) days after the same is levied.

Change in Zoning or Public Restriction. Any change in any zoning ordinance or regulation or any other public restriction is enacted, adopted or implemented, that limits or defines the uses which may be made of the Collateral such that the present or intended use of the Collateral, as specified in the Related Documents, would be in violation of such zoning ordinance or regulation or public restriction, as changed.

Default Under Other Lien Documents. A default occurs under any other mortgage, deed of trust or security agreement covering all or any portion of the Collateral.

Judgment. Unless adequately covered by insurance in the opinion of Lender, the entry of a final judgment for the payment of money involving more than ten thousand dollars ($10,000.00) against Borrower and the failure by Borrower to discharge the same, or cause it to  be discharged, or bonded off to Lender's satisfaction, within thirty (30) days from the date of the order, decree or process under which or pursuant to which such judgment was entered.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Loan is impaired.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

ADDITIONAL DOCUMENTS. Borrower shall provide Lender with the following additional documents:

Corporate Resolution. Borrower has provided or will provide Lender with a certified copy of resolutions properly adopted by Borrower's Board of Directors, and certified by Borrower's corporate secretary, assistant secretary, or other authorized officer, under which Borrower's Board of Directors authorized one or more designated officers or employees to execute this Agreement, the Note and any and all Security Agreements directly or indirectly securing repayment of the same, and to consummate the borrowings and other transactions as contemplated under this Agreement, and to consent to the remedies following any default by Borrower as provided in this Agreement and  in any Security Agreements.

Opinion of Counsel. When required by Lender, Borrower has provided or will provide Lender with an opinion of Borrower's counsel certifying to and that: (1) Borrower's Note, any Security Agreements and this Agreement constitute valid and binding obligations on Borrower's part that are enforceable in accordance with their respective terms; (2) Borrower is validly existing and in good standing; (3) Borrower has authority to enter into this Agreement and to consummate the transactions contemplated under  this Agreement; and  (4)  such other matters as may have been requested by Lender or by Lender's counsel.

CHOICE OF VENUE. Any legal action with respect to the Indebtedness evidenced by this instrument or agreement may be brought in the courts of the State/Commonwealth/District in which Lender's branch office set forth above is located or in the appropriate United States District Court situated in such State/Commonwealth/District, and Borrower hereby accepts and unconditionally submits to the jurisdiction of such courts. Borrower hereby waives any objection to the laying of venue based on the grounds of forum non conveniens with respect thereto.

REQUIRED INFORMATION FOR A NEW LOAN. To help the government fight the funding of terrorism and money laundering activities, federal law requires Lender to obtain, verify and record information that identifies each person or entity obtaining a loan including the Borrower’s legal name, address, tax identification number, date of birth, driver’s license, organizational documents or other identifying documents. Failure to provide the required information will result in a violation of the U.S. Patriot Act and will constitute a Default under this instrument or agreement.  In addition, none of the Borrower, any of its affiliates, or any of their respective directors, officers, managers, partners, or any other authorized representatives is named as a "Specially Designated National and Blocked Person", on the list published by the U.S. Department of the Treasury Office of Foreign Assets Control (OFAC) at its official website.

CORRECTION OF ERRORS; FURTHER ASSURANCES. Borrower will and will cause any Grantor or Guarantor to cooperate with Lender to correct any errors in the Note or Related Documents and shall execute such documentation as is necessary to do so. In addition, Borrower, Grantor and Guarantor shall cooperate fully with Lender and execute such further instruments, documents and agreements, and shall do any and all such further acts, as may be reasonably requested by Lender to better evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intent and purposes of this Agreement, the Note and the Related Documents, including without limitation the granting and/or perfecting of a security interest in the Collateral.

APPLICATION OF LOAN AGREEMENT. To avoid any doubt, the parties hereto agree that the terms of this Loan Agreement shall apply to all indebtedness of the Borrower and shall continue in full force and effect after the payment in full of the Note until payment in full of all indebtedness; provided however, any construction loan agreement or any other loan agreement with a Schedule AA, BB, CC, DD, FC, GC, or SF, shall continue in full force and effect as to the indebtedness described therein.

CHANGES IN GAAP. If a change in GAAP becomes effective after the date of this Agreement that affects the computation of any ratio in a financial covenant or requirement set forth in this Agreement, and Borrower or Lender shall so reasonably request, Lender and Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP; provided that, until so amended, (a) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (b) Borrower shall provide to Lender financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

BUSINESS LOAN AGREEMENT
Loan No: [redacted]	(Continued)	Page 6

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to  this Agreement shall be effective unless given in  writing  and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys' Fees; Expenses. Borrower agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

Borrower Information. Borrower consents to the release of information on or about Borrower by Lender in accordance with any court order, law or regulation and in response to credit inquiries concerning Borrower.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Consent to Loan Participation. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase  of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims  or defenses that Borrower may have against Lender.

Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Alabama without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of Alabama.

Non-Liability of Lender. The relationship between Borrower and Lender created by this Agreement is strictly a debtor and creditor relationship and not fiduciary in nature, nor is the relationship to be construed as creating any partnership or joint venture between Lender and Borrower. Borrower is exercising Borrower's own judgment with respect to Borrower's business. All information supplied to Lender is  for Lender's protection only and no other party is entitled to rely on such information. There is no duty for Lender to review, inspect, supervise or inform Borrower of any matter with respect to Borrower's business. Lender and Borrower intend that Lender may reasonably rely on all information supplied by Borrower to Lender, together with all representations and warranties given by Borrower to Lender,  without investigation or confirmation by Lender and that any investigation or failure to investigate will not diminish Lender's right to so rely.

Notice of Lender's Breach. Borrower must notify Lender in writing of any breach of this Agreement or the Related Documents by Lender and any other claim, cause of action or offset against Lender within thirty (30) days after the occurrence of such breach or after the accrual of such claim, cause of action or offset. Borrower waives any claim, cause of action or offset for which notice is not given in accordance  with this paragraph. Lender is entitled to rely on any failure to give such notice.

Indemnification of Lender. Borrower agrees to indemnify, to defend and to save and hold Lender harmless from any and all claims, suits, obligations, damages, losses, costs and expenses (including, without limitation, Lender's attorneys' fees), demands, liabilities, penalties, fines and forfeitures of any nature whatsoever that may be asserted against or incurred by Lender, its officers, directors, employees, and agents arising out of, relating to, or in any manner occasioned by this Agreement and the exercise of the rights and remedies granted Lender under this, as well as by: (1) the ownership, use, operation, construction, renovation, demolition, preservation,  management,  repair, condition, or maintenance of any part of the Collateral; (2) the exercise of any  of  Borrower's rights collaterally assigned and  pledged to Lender hereunder; (3) any failure of Borrower to perform any of its obligations hereunder; and/or (4) any failure of Borrower to comply with the environmental and ERISA obligations, representations and warranties set forth herein. The foregoing indemnity provisions shall survive the cancellation of this Agreement as to all matters arising or accruing prior to such cancellation and the foregoing indemnity shall survive in the event that Lender elects to exercise any of the remedies as provided under this Agreement following default hereunder. Borrower's indemnity obligations under this section shall not in any way be affected by the presence or absence of covering insurance, or  by the amount of such insurance or by the failure or refusal of any insurance carrier to perform any obligation on its part under any insurance policy or policies affecting the Collateral and/or Borrower's business activities. Should any claim, action or proceeding be made  or brought against Lender by reason of any event as to which Borrower's indemnification obligations apply, then, upon Lender's demand, Borrower, at its sole cost and expense, shall defend such claim, action or proceeding in Borrower's name, if necessary, by the attorneys for Borrower's insurance carrier (if such claim, action or proceeding is covered by insurance), or otherwise by such attorneys as Lender shall approve. Lender may also engage its own attorneys at its reasonable discretion to defend Borrower and to assist in its defense and Borrower agrees to pay the fees and disbursements of such attorneys.

Counterparts. This Agreement may be executed in multiple counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts, taken together, shall constitute one and the same Agreement.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any  other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by  Lender, nor  any course of  dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any of Borrower's or any Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement,  the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's  address.  For notice purposes,  Borrower  agrees to keep Lender informed at all times of Borrower's current address. Unless otherwise provided or required by law, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

BUSINESS LOAN AGREEMENT
Loan No: [redacted]	(Continued)	Page 7

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability  of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Sole Discretion of Lender. Whenever Lender's consent or approval is required under this Agreement, the decision as to whether or not to consent or approve shall be in the sole and exclusive discretion of Lender and Lender's decision shall be final and conclusive.

Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used in this Agreement shall include all of Borrower's subsidiaries and affiliates. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any of Borrower's subsidiaries or affiliates.

Successors and Assigns. All covenants and agreements by or on behalf of Borrower contained in this Agreement or any Related Documents shall bind Borrower's successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Borrower shall not, however, have the right to assign Borrower's rights under this Agreement or any interest therein, without  the prior  written  consent of Lender.

Survival of Representations and Warranties. Borrower understands and agrees that in extending Loan Advances, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the extension of Loan Advances and delivery to Lender of the Related Documents, shall be continuing in nature, shall be deemed made and redated by Borrower at the time each Loan Advance is made, and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

Time is of the Essence. Time is of the essence in the performance of this Agreement.

Return Payment Fee. Borrower shall pay to Lender a returned payment fee if the Borrower or any other obligor hereon makes any payment at any time by check or other instrument, or by any electronic means, which is returned to Lender because of nonpayment due to nonsufficient funds.

Business Purpose. This instrument is entered into for a business purpose, does not evidence or constitute a “consumer transaction”, as defined in the Uniform Commercial Code, and none of the proceeds of the loan evidenced hereby have been or will be used for personal, family or household purposes.

WAIVER OF JURY TRIAL. UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, EACH BORROWER AND LENDER, IF A PARTY HERETO, HEREBY WAIVES THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS INSTRUMENT OR AGREEMENT, ANY OF THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN ANY BORROWER AND LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN AND ENTER INTO THIS INSTRUMENT OR AGREEMENT. EACH BORROWER HEREBY CERTIFIES THAT NEITHER ANY REPRESENTATIVE OF LENDER, NOR LENDER’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. FURTHER, NEITHER ANY REPRESENTATIVE OF LENDER, NOR LENDER'S COUNSEL, HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.

Stamps and other fees. The Borrower shall pay all federal or state stamp and recording taxes, or other fees or charges, if any are payable or are determined to be payable by reason of the execution, delivery, or issuance of this Agreement or the Related Documents or any security granted to the Lender; and the Borrower and Guarantor agree to indemnify and hold harmless Lender against any and all liability in respect thereof. Borrower shall pay all fees incurred by Lender for the appraisal of the Collateral obtained at any time after the date of this Agreement which Lender requires pursuant to federal or state regulations, in connection with any default or event of default under this Agreement and the Related Documents or restructure of the Loan, any material damage to or condemnation of the Collateral, or in connection with any foreclosure or forbearance. Such appraisal fees shall be payable on demand, shall accrue interest at the default rate set forth in the Note(s) following demand and shall be secured by the security documents executed by Borrower or any Grantor.

Transactions with affiliates. Borrower shall not directly or indirectly, sell, lease, transfer, or otherwise dispose of any of its property to, or purchase any property from, or enter into any contract, agreement, understanding, loan, advance, guarantee or transaction (including the rendering of services) with or for the benefit of, any Affiliate (each of the foregoing, an “Affiliate Transaction”), unless (a) such Affiliate Transaction or series of Affiliate Transactions is (i) in the best interest of Borrower and (ii) on terms that are no less favorable to Borrower than those that would have been obtained in a comparable arm’s-length transaction by Borrower with a person that is not an Affiliate. For purposes of this section, “Affiliate” shall mean any Borrower, any relative of any Borrower, any Guarantor, or any relative of any Borrower  or an entity which is a parent, subsidiary, or any person or entity controlled by, or under the common control of, any Borrower, Guarantor, Borrower parent or subsidiary, Guarantor parent or subsidiary, or any relative of any Borrower or Guarantor.

Limitation on damages. In no event shall any party hereto be entitled to any consequential, incidental, punitive, special, exemplary or indirect damages for any breach or default under this Agreement.

No third party beneficiaries. This Agreement is not intended to confer upon any person other than Borrower  and  Lender any  rights  or  remedies hereunder.

Construction. Each party hereto hereby acknowledges that all parties hereto participated equally in the drafting and/or negotiation of this Agreement and that, accordingly, no court when interpreting this Agreement shall construe it more stringently against one party than the other.

UNIFORM COMMERCIAL CODE. All references to the Uniform Commercial Code or UCC herein shall be to the Uniform Commercial Code as adopted by and under the laws of the jurisdiction governing this instrument or agreement.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:

BUSINESS LOAN AGREEMENT
Loan No: [redacted]	(Continued)	Page 8

Advance.  The word "Advance" means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower's behalf on a line  of credit or multiple advance basis under the terms and conditions of this Agreement.

Agreement. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

Borrower. The word "Borrower" means GIBSON TECHNICAL  SERVICES, INC.  and includes  all co-signers and co-makers signing the  Note and all their successors and assigns.

Collateral. The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security  interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

ERISA. The word "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and including all regulations and published interpretations of the act.

Event of Default. The words "Event of Default" mean individually, collectively, and interchangeably any of the events of default set forth in this Agreement in the default section of this Agreement.

GAAP. The word "GAAP" means generally accepted accounting principles.

Grantor. The word "Grantor" means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest.

Guarantor. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Loan, and, in each case, Borrower's successors, assigns, heirs, personal representatives, executors and administrators of any guarantor, surety, or accommodation party.

Guaranty. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

Lender. The word "Lender" means TRUIST BANK, its successors and assigns.

Loan. The word "Loan"  means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter  existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time, and further including any and all subsequent amendments, additions, substitutions, renewals and refinancings of any of Borrower's Loans.

Note. The word "Note" means the Note dated August 19, 2021 and executed by GIBSON TECHNICAL SERVICES, INC. in the principal amount of $4,000,000.00, together with all renewals of, extensions of, modifications of, refinancings of,  consolidations  of,  and substitutions for the note or credit agreement.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

Security Interest.  The words "Security Interest" mean, individually, collectively, and interchangeably, without limitation, any and all types  of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

BUSINESS LOAN AGREEMENT
Loan No: [redacted]	(Continued)	Page 9

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT IS DATED AUGUST 19, 2021.

THIS AGREEMENT IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS AGREEMENT IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

BORROWER:

GIBSON TECHNICAL SERVICES, INC.

By:	/s/ Jon A. Martin	(Seal)	X
	JON A. MARTIN, Chief Operating Officer of GIBSON			Witness
TECHNICAL SERVICES, INC.

LENDER:

TRUIST BANK

By:	/s/ Joshua C Petty	(Seal)
JOSHUA C PETTY, SENIOR VICE PRESIDENT

LaserPro, Ver. 21.1.0.222 Copr. Finastra USA Corporation 1997, 2021. All Rights Reserved. - AL C:\LPL-PROD\CFI\LPL\C40.FC TR-236989 PR-156

[redacted]

PROMISSORY NOTE

Principal $4,000,000.00	Loan Date 08-19-2021	Maturity 08-19-2022	Loan No [redacted]	Call / Coll	Account [redacted]	Officer 28953	Initials

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing "***" has been omitted due to text length limitations.

Borrower:	GIBSON TECHNICAL SERVICES, INC.	Lender:	TRUIST BANK
	230 MOUNTAIN BROOK CT		Greater Birmingham - Commercial Loans
	CANTON, GA 30115-9019		2501 20th Pl S
Birmingham, AL 35223-1723

Principal Amount: $4,000,000.00	Date of Note: August 19, 2021

PROMISE TO PAY. GIBSON TECHNICAL SERVICES, INC. ("Borrower") promises to pay to TRUIST BANK ("Lender"), or order, in lawful money of the United States of America, the principal amount of Four Million & 00/100 Dollars ($4,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on August 19, 2022. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning September 19, 2021, with all subsequent interest payments to be due on the same day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied to any unpaid collection costs, late and other charges and fees, accrued unpaid interest, and principal in such order as Lender may determine in its sole and absolute discretion. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Daily Simple SOFR as described in the attached Addendum (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans.  Lender will tell Borrower the current Index rate upon Borrower's request.  The interest rate change will  not occur more  often than each day. Borrower understands that Lender may make loans based on other rates as well.  Interest on the unpaid principal balance of this Note will be calculated as described in the "INTEREST CALCULATION METHOD" paragraph using a rate of 2.050 percentage points over the Index (the "Margin"). If Lender determines, in its sole discretion, that the Index has become unavailable or unreliable, either temporarily, indefinitely, or permanently, during the term of this Note, Lender may amend this Note by designating a substantially similar substitute index. Lender may also amend and adjust the Margin to accompany the substitute index. The change to the Margin may be a positive or negative value, or zero. In making these amendments, Lender may take into consideration any then-prevailing market convention for selecting a substitute index and margin for the specific Index that is unavailable or unreliable. Such an amendment to the terms of this Note will become effective and bind Borrower 10 business days after Lender gives written notice to Borrower without any action or consent of the Borrower. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

INTEREST CALCULATION METHOD. Interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note is computed using this method. This calculation method results in a higher effective interest rate than the numeric interest rate stated in this Note.

REAMORTIZATION. In addition to other rights herein, Lender reserves the right in its sole discretion, from time to time, to (a) adjust any periodic fixed payment in such amounts and at such times to repay principal at the amortization period originally agreed upon and accruals of interest as the same becomes due, and (b) increase Borrower’s payments to pay all accruals of interest for the period and accruals of unpaid interest from previous periods.

PREPAYMENT. Borrower may pay without penalty all or a portion of  the  amount owed  earlier  than it  is  due.  Early  payments will  not,  unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees  not  to  send  Lender  payments  marked  "paid  in  full",  "without  recourse",  or similar  language.  If  Borrower sends such  a payment, Lender  may accept it  without  losing any of  Lender's  rights under  this Note, and Borrower  will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: TRUIST BANK, Greater Birmingham - Commercial Loans, 2501 20th Pl S, Birmingham, AL 35223-1723.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the interest rate on this Note shall be increased by adding an additional 4.000 percentage point margin ("Default Rate Margin"). The Default Rate Margin shall also apply to each succeeding interest rate change that would have applied had there been no default. However, in no event will the interest rate  exceed the maximum  interest rate limitations under applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in  any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf, or made by Guarantor, or any other guarantor, endorser, surety, or accommodation party, under this Note or the related documents in connection with the obtaining of the loan evidenced by this Note or any security document directly or indirectly securing repayment of this Note is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

PROMISSORY NOTE
Loan No: [redacted]	(Continued)	Page 2

Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or  the  commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor  of  Borrower  or by  any governmental  agency  against  any  collateral  securing the  loan.  This includes a garnishment of  any  of  Borrower's  accounts,  including  deposit accounts,  with  Lender.  However,  this  Event of  Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the  basis of  the creditor  or forfeiture proceeding and if  Borrower gives  Lender written notice of  the  creditor or forfeiture proceeding and  deposits with  Lender monies or     a surety bond for the creditor or forfeiture proceeding, in an amount  determined by  Lender,  in  its  sole  discretion, as  being an adequate  reserve or bond for the dispute.

Execution; Attachment. Any execution or attachment is levied against the Collateral, and such execution or attachment is not set aside, discharged or stayed within thirty (30) days after the same is levied.

Change in Zoning or Public Restriction. Any change in any zoning ordinance or regulation or any other public restriction is enacted, adopted or implemented, that limits or defines the uses which may be made of the Collateral such that the present or intended use of the Collateral, as specified in the related documents, would be in violation of such zoning ordinance or regulation or public restriction, as changed.

Default Under Other Lien Documents. A default occurs under any other mortgage, deed of trust or security agreement covering all or any portion of the Collateral.

Judgment. Unless adequately covered by insurance in the opinion of Lender, the entry of a final judgment for the payment of money involving more than ten thousand dollars ($10,000.00) against Borrower and the failure by Borrower to discharge the same, or cause it to  be discharged, or bonded off to Lender's satisfaction, within thirty (30) days from the date of the order, decree or process under which or pursuant to which such judgment was entered.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor, or any other guarantor, endorser, surety, or accommodation party of any of the indebtedness or any Guarantor, or any other guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

LENDER'S RIGHTS. Upon the occurrence of any default described in the "Death or Insolvency" or "Creditor or Forfeiture Proceedings" clauses, to the extent that any such default by a guarantor relates to the matters described in the clause "Death or Insolvency" of the paragraph entitled "DEFAULT", the entire unpaid principal balance under this Note and all accrued unpaid interest shall become immediately due, without notice, declaration or other action by Lender, and then Borrower will pay that amount. Upon the occurrence of any other default described in that paragraph, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount.

RETURN PAYMENT FEE. Borrower shall pay to Lender a returned payment fee if the Borrower or any other obligor hereon makes any payment at any time by check or other instrument, or by any electronic means, which is returned to Lender because of nonpayment due to nonsufficient funds.

LENDER'S REMEDIES. Upon an Event of Default, in addition to Lender’s rights set forth above, Lender may, at its option and without notice to Borrower (i) cease making advances or disbursements; (ii) advance funds necessary to remedy any default or pay any lien filed against any of the Collateral; (iii) take possession of the Collateral or any part thereof; (iv) foreclose Lender’s security interest and/or lien on any Collateral in accordance with applicable law; (v) make demand upon any or all Guarantors; and (vi) exercise any other right or remedy which Lender has under the Note or any related documents or which is otherwise available at law or in equity. Upon an Event of Default, Lender may immediately apply the rate specified in the Interest After Default provision set forth above until the Indebtedness has been paid in full or until the default has been satisfactorily cured which may be allowed at the sole discretion of the Lender, and such rate shall apply after judgment. All of Lender’s rights and remedies shall be cumulative and may be exercised singularly or concurrently. Any election by Lender to pursue any remedy shall not exclude the right to pursue any other remedy unless expressly prohibited by law, and any election by Lender to make expenditures or to take action to perform an obligation of Borrower, or of any Grantor, shall not affect Lender’s right to declare a default and exercise its rights and remedies.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will  pay  any court costs, in addition to all other sums provided by law.

GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Alabama without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of Alabama.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future.  However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by  law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

COLLATERAL. Borrower acknowledges this Note is secured by the following collateral described in the security instruments listed herein:

A. a Commercial Security Agreement dated August 19, 2021 made and executed between GIBSON TECHNICAL SERVICES, INC. and Lender on collateral described as: inventory, chattel paper, accounts, equipment and general intangibles.

B. an Assignment of Deposit Account dated August 19, 2021 made and executed between GIBSON TECHNICAL SERVICES, INC. and Lender on collateral described as a deposit account.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be  evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs.

PROMISSORY NOTE
Loan No: [redacted]	(Continued)	Page 3

FINANCIAL STATEMENTS. Borrower agrees to provide Lender with such financial statements and other related information at such frequencies and in such detail as Lender may reasonably request.

REQUIRED INFORMATION FOR A NEW LOAN. To help the government fight the funding of terrorism and money laundering activities, federal law requires Lender to obtain, verify and record information that identifies each person or entity obtaining a loan including the Borrower’s legal name, address, tax identification number, date of birth, driver’s license, organizational documents or other identifying documents. Failure to provide the required information will result in a violation of the U.S. Patriot Act and will constitute a Default under this instrument or agreement.  In addition, none of the Borrower, any of its affiliates, or any of their respective directors, officers, managers, partners, or any other authorized representatives is named as a "Specially Designated National and Blocked Person", on the list published by the U.S. Department of the Treasury Office of Foreign Assets Control (OFAC) at its official website.

BUSINESS PURPOSE. This instrument is entered into for a business purpose, does not evidence or constitute a “consumer transaction”, as defined in the Uniform Commercial Code, and none of the proceeds of the loan evidenced hereby have been or will be used for personal, family or household purposes.

USURY SAVINGS CLAUSE. It is the intention of Lender and Borrower to comply strictly with all applicable usury laws; and, accordingly, in no event shall Lender ever be entitled to charge, collect, or apply as interest any interest, fees, charges, or other payments equivalent to interest, in excess of the maximum rate which the Lender may lawfully charge under applicable state and federal statutes and laws from time to time in effect; and, in the event that Lender ever receives, collects, or applies as interest, any such excess, such amount which, but for this provision, would be excessive interest shall be applied to the reduction of the unpaid principal amount of the Note; and, if said principal amount and all lawful interest thereon is paid in full, any remaining excess shall be refunded to Borrower. All interest paid or agreed to be paid shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the loan, including any renewals, until payment in full of the principal. Any provision hereof, or of any other agreement between Lender and Borrower, that operates to bind, obligate, or compel Borrower to pay interest in excess of such maximum lawful contract rate shall be construed to require the payment of the maximum rate only. The provisions of this paragraph shall be given precedence over any other provision contained herein or in any other agreement between Lender and Borrower that is in conflict with the provisions of this paragraph.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

CHOICE OF VENUE. Any legal action with respect to the Indebtedness evidenced by this instrument or agreement may be brought in the courts of the State/Commonwealth/District in which Lender's branch office set forth above is located or in the appropriate United States District Court situated in such State/Commonwealth/District, and Borrower hereby accepts and unconditionally submits to the jurisdiction of such courts. Borrower hereby waives any objection to the laying of venue based on the grounds of forum non conveniens with respect thereto.

WAIVER OF JURY TRIAL. UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, EACH BORROWER AND LENDER, IF A PARTY HERETO, HEREBY WAIVES THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS INSTRUMENT OR AGREEMENT, ANY OF THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN ANY BORROWER AND LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN AND ENTER INTO THIS INSTRUMENT OR AGREEMENT. EACH BORROWER HEREBY CERTIFIES THAT NEITHER ANY REPRESENTATIVE OF LENDER, NOR LENDER’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. FURTHER, NEITHER ANY REPRESENTATIVE OF LENDER, NOR LENDER'S COUNSEL, HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.

NOTICES. Any notice required to be given under this Note shall be given in writing, and shall be effective when actually delivered, when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Note. Any party may change its address for notices under this Note by giving formal written notice to the other parties, specifying that the purpose of the notice is  to change the party’s address. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower’s current address. Unless otherwise provided or required by law, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

SEVERABILITY. If a court of competent jurisdiction finds any provision of this Note to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision, illegal, invalid, or unenforceable as to any other circumstances. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so  modified, it shall be considered deleted from this Note. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Note shall not affect the legality, validity of enforceability of any other provision of this Note.

TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Note.

INTERPRETATION. In all cases where there is more than one Borrower, then all words used in this Note in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Note or when this Note is executed by more than one Borrower, the words “Borrower” shall mean all and  any one or more  of them.  The words  “Borrower” and “Lender” include the heirs, successors, assigns, and transferees of each of them. Wherever possible, the provisions of this Note shall be interpreted in such a manner to be effective and valid under applicable law, but if any provision shall be determined to be invalid under such law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note. If any one or more of Borrower are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Note.

UNIFORM COMMERCIAL CODE. All references to the Uniform Commercial Code or UCC herein shall be to the Uniform Commercial Code as adopted by and under the laws of the jurisdiction governing this instrument or agreement.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this  loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.  The obligations under this Note  are joint and several.

PROMISSORY NOTE
Loan No: [redacted]	(Continued)	Page 4

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

THIS NOTE IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS NOTE IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

BORROWER:

GIBSON TECHNICAL SERVICES, INC.

By:	/s/ Jon A. Martin	(Seal)	X
	JON A. MARTIN, Chief Operating Officer of GIBSON			Witness
TECHNICAL SERVICES, INC.

LaserPro, Ver. 21.1.0.222 Copr. Finastra USA Corporation 1997, 2021. All Rights Reserved. - AL C:\LPL

[redacted]

COMMERCIAL SECURITY AGREEMENT

Principal $4,000,000.00	Loan Date 08-19-2021	Maturity 08-19-2022	Loan No [redacted]	Call / Coll	Account [redacted]	Officer 28953	Initials

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing "***" has been omitted due to text length limitations.

Grantor:	GIBSON TECHNICAL SERVICES, INC.	Lender:	TRUIST BANK
	230 MOUNTAIN BROOK CT		Greater Birmingham - Commercial Loans
	CANTON, GA 30115-9019		2501 20th Pl S
Birmingham, AL 35223-1723

THIS COMMERCIAL SECURITY AGREEMENT dated August 19, 2021, is made and executed between GIBSON TECHNICAL SERVICES, INC. ("Grantor") and TRUIST BANK ("Lender").

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL DESCRIPTION. The word "Collateral" as used in this Agreement means the following described property, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located, in which Grantor is giving to Lender a security interest for the payment of the Indebtedness and performance of all other obligations under the Note and this Agreement:

All inventory, equipment, accounts (including but not limited to all health-care-insurance receivables), chattel paper, instruments (including but not limited to all promissory notes), letter-of-credit rights, letters of credit, documents, deposit accounts, investment property, money, other rights to payment and performance, and general intangibles (including but not limited to all software and all payment intangibles); together with, all insurance policies and refunds, all good will, all records and data and embedded software, all equipment, inventory and software to utilize, create, maintain and process any records and data on electronic media, and all supporting obligations relating to the foregoing property; all whether now existing or hereafter arising, whether now owned or hereafter acquired and wherever located; and all accessions, additions, substitutions, replacements, products and proceeds (including but not limited to all insurance payments) of or relating to the foregoing.

In addition, the word "Collateral" also includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

(A) All accessions, attachments, accessories, tools, parts, supplies, replacements of and additions to any of the collateral described herein, whether added now or later.

(B) All products and produce of any of the property described in this Collateral section.

(C) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, consignment  or other disposition of any of the property described in this Collateral section.

(D) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section, and sums due from a third party who has damaged or destroyed the Collateral or from that party's insurer, whether due to judgment, settlement or other process.

(E) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

CROSS-COLLATERALIZATION. In addition to the Note, this Agreement secures all  obligations, debts  and liabilities,  plus  interest thereon, of  Grantor to Lender, or any one or more of them,  as well  as all  claims  by  Lender against  Grantor or any  one or  more  of  them, whether  now  existing or hereafter arising, whether related or unrelated to the purpose of  the  Note, whether  voluntary  or  otherwise, whether  due  or  not  due, direct or indirect, determined or undetermined, absolute or contingent, liquidated or  unliquidated,  whether Grantor  may  be  liable  individually  or jointly with others, whether obligated as  guarantor,  surety,  accommodation  party  or  otherwise,  and  whether  recovery  upon  such  amounts  may be or hereafter may become barred by any statute of limitations, and  whether the  obligation to repay  such  amounts may be  or hereafter may  become otherwise unenforceable.

FUTURE ADVANCES. In addition to the Note, this Agreement secures all future advances made by Lender to Grantor regardless of whether the advances are made a) pursuant to a commitment or b) for the same purposes.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Grantor's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Grantor holds jointly with someone else and all accounts Grantor may open in the future.  However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by  law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents and promises to Lender that:

Organization. Grantor is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Georgia. Grantor is duly authorized to transact business in  the State of Alabama and all  other states in which Grantor is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Grantor is doing business. Specifically, Grantor is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Grantor has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Grantor maintains an office at 230 MOUNTAIN BROOK CT, CANTON, GA 30115-9019. Unless Grantor has designated otherwise in writing, the principal office is the office at which Grantor keeps its books and records including its records concerning the Collateral. Grantor will notify Lender prior to any change in the location of Grantor's state of organization or any change in Grantor's name. Grantor shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Grantor and Grantor's business activities.

COMMERCIAL SECURITY AGREEMENT
Loan No: [redacted]	(Continued)	Page 2

Authorization. Grantor's execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Grantor, do not require the consent or approval of any other person, regulatory authority, or governmental body, and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) Grantor's articles of incorporation or organization, or bylaws, or (b) any agreement or other instrument binding upon Grantor or (2) any law, governmental regulation, court decree, or order applicable to Grantor or to Grantor's properties. Grantor has the power and authority to enter into the Note and  the  Related Documents and to grant collateral as security for the Indebtedness. Grantor has the further power  and authority to  own and  to hold all of Grantor's assets and properties, and to carry on Grantor's business as presently conducted.

Perfection of Security Interest. Grantor agrees to take whatever actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's  interest upon any  and all  chattel paper and instruments  if  not  delivered  to  Lender  for  possession  by Lender. This is a continuing Security Agreement and will continue in effect even though all or any part of the Indebtedness is paid in full and even though for a period of time Grantor may not be indebted to Lender.

Notices to Lender. Grantor will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (1)  change in Grantor's name;  (2)  change in Grantor's assumed business name(s);  (3)  change  in the management of the Corporation Grantor; (4) change in the authorized signer(s); (5) change in Grantor's principal office address; (6)  change in  Grantor's state of organization;  (7)  conversion of Grantor to a new or different type of business entity; or  (8)   change  in any other aspect of Grantor that directly or indirectly relates to any agreements between Grantor and Lender. No change in Grantor's name or state of organization will take effect until after Lender has received notice. Grantor represents and warrants to Lender that Grantor has provided Lender with Grantor's correct Employer Identification Number. Grantor promptly shall notify Lender should Grantor apply for or obtain a new Employer Identification Number.

No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is  a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

Enforceability of Collateral. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, as defined by the Uniform Commercial Code, the Collateral is enforceable in accordance with its terms, is genuine, and fully complies with all applicable laws and regulations concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any account becomes subject to a security interest in favor of Lender, the account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or previously shipped or delivered pursuant to a contract of sale, or for services previously performed by Grantor with or for the account debtor. So long as this Agreement remains in effect, Grantor shall not, without Lender's prior written consent, compromise, settle, adjust, or extend payment under or with regard to any such Accounts. There shall be no setoffs or counterclaims against any of the Collateral, and no agreement shall have been made under which any deductions or discounts may be claimed concerning the Collateral except those disclosed to Lender in writing.

Location of the Collateral. Except in the ordinary course of Grantor's business, Grantor agrees to keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts or general intangibles, the records concerning the Collateral) at Grantor's address shown above or at such other locations as are acceptable to Lender. Upon Lender's request, Grantor will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (1) all real property Grantor owns or is purchasing; (2) all real property Grantor is renting or leasing; (3) all storage facilities Grantor owns, rents, leases, or uses; and (4) all other properties where Collateral is or may be located. Collateral consisting of inventory and other goods is not currently located and, as long as this Agreement remains in effect, will not be kept in a field or public warehouse or with a bailee, and shall be kept only at locations approved by Lender. Grantor will not permit any of the Collateral to be incorporated in or placed upon any real (immovable) property in such a way that it becomes immobilized under applicable Georgia law. Upon Lender's request, Grantor shall cause any owners or mortgagees of the real property upon which any of of the Collateral may be located to furnish to Lender waivers with respect to any rights in or to the Collateral.

Removal of the Collateral. Except in the ordinary course of Grantor's business, including the sales of inventory, Grantor shall not remove the Collateral from its existing location without Lender's prior written consent. To the extent that  the Collateral  consists of  vehicles,  or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of Georgia, without Lender's prior written consent. If Grantor moves from Grantor's address shown above to another location within the same state, Grantor may move the Collateral to Grantor's new address, but only if Grantor gives Lender the  new  address in writing prior to Grantor's moving. In any event, Grantor agrees to keep Lender informed at all times of  Grantor's  current address. Grantor shall, whenever requested, advise Lender of the exact location of the Collateral.

Transactions Involving Collateral. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, or as otherwise provided for in this Agreement, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral.  While  Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale.  Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to   be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without   the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

Title. Grantor represents and warrants to Lender that Grantor holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file  in  any  public  office other than those which  reflect the security interest created by this Agreement or to  which Lender has specifically consented.   Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

Collateral Schedules and Locations. As often as Lender shall require, and insofar as the Collateral consists of accounts and general intangibles, Grantor shall deliver to Lender schedules of such Collateral, including such information as Lender may require, including without limitation names and addresses of account debtors and agings of accounts and general intangibles. Insofar as the Collateral consists of inventory and equipment, Grantor shall deliver to Lender, as often as Lender shall require, such lists, descriptions, and designations of such Collateral as Lender may require to identify the nature, extent, and location of such Collateral. Such information shall be submitted for Grantor and each of its subsidiaries or related companies.

COMMERCIAL SECURITY AGREEMENT
Loan No: [redacted]	(Continued)	Page 3

Inspection of Collateral. Lender and Lender's designated representatives and agents shall have the right at all reasonable times to examine and inspect the Collateral wherever located.

Taxes, Assessments and Liens. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety  bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

Repairs and Maintenance. Grantor shall keep and maintain and shall cause others to keep and maintain the Collateral in good order, repair and merchantable condition. Grantor shall further make and/or cause all necessary repairs to be made to the Collateral, including the repair and restoration of any portion of the Collateral that may be damaged, lost or destroyed. In addition, Grantor shall not, without the prior written consent of Lender, make or permit to be made any alterations to any of the Collateral that may reduce or impair the Collateral's use, value or marketability. Furthermore, Grantor shall not, nor shall Grantor permit others to abandon, commit waste, or destroy the Collateral  or any part or parts thereof. Grantor further agrees to furnish Lender with evidence that such taxes, assessments, and governmental and other charges have been paid in full and in a timely manner. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized.

Compliance with Governmental Requirements. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral, including all laws or regulations relating to the undue erosion of highly-erodible land or relating to the conversion of wetlands for the production of an agricultural product or commodity. Grantor may contest in good faith any such law, ordinance or  regulation and  withhold compliance  during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

Hazardous Substances. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used in violation of any Environmental Laws or for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any Hazardous Substance. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for Hazardous Substances. Grantor hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any Environmental Laws, and (2) agrees to indemnify, defend, and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify and defend shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

Maintenance of Casualty Insurance. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is  offered a security interest, Grantor will provide Lender with such loss payable  or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if Lender so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

Application of Insurance Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Collateral, whether or not such casualty or loss is  covered by insurance.  Lender may make proof of loss if  Grantor fails to do so within fifteen (15) days of the casualty.  All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor.   Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to   the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

Required Insurance. So long as this Agreement remains in effect, Grantor shall, at its sole cost, keep and/or cause others, at their expense, to keep the Collateral constantly insured against loss by fire, by hazards included within the term "extended coverage," and by such other hazards (including flood insurance where applicable) as may be required by Lender.

Insurance Proceeds. Lender shall have the right to directly receive the proceeds of all insurance protecting the Collateral. In the event that Grantor should receive any such insurance proceeds, Grantor agrees to immediately turn over and to pay such proceeds directly to Lender. All insurance proceeds may be applied, at its sole option and discretion, and in such a manner as Lender may determine (after payment of all reasonable costs, expenses and attorneys' fees necessarily paid or fees necessarily paid or incurred by Lender in this connection), for the purpose of: (1) repairing or restoring the lost, damaged or destroyed Collateral; or (2) reducing the then outstanding balance of Grantor's Indebtedness.

Lender's receipt of such insurance proceeds and the application of such proceeds as provided herein shall not, however, affect the lien of this Agreement.  Nothing under this section shall be deemed to excuse Grantor from its obligations promptly to repair, replace or restore  any lost or damaged Collateral, whether or not the same may be covered by insurance, and whether or not such proceeds of insurance are available, and whether such proceeds are sufficient in amount to complete such repair, replacement or restoration to the satisfaction of Lender. Furthermore, unless otherwise confirmed by Lender in writing, the application or release of any insurance proceeds by Lender shall not be deemed to cure or waive any Event of Default under this Agreement. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

COMMERCIAL SECURITY AGREEMENT
Loan No: [redacted]	(Continued)	Page 4

Insurance Reserves. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is  not the agent of Grantor  for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

Insurance Reports. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (1) the name of the insurer;  (2)  the risks insured;  (3)  the amount  of the policy; (4) the property insured; (5) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (6) the expiration date of the policy. In addition,  Grantor shall upon request  by Lender (however not  more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

Prior Encumbrances. To the extent applicable, Grantor shall fully and timely perform any and all of Grantor's obligations under any prior Encumbrances affecting the Collateral. Without limiting the foregoing, Grantor shall not commit or permit to exist any breach of or default under any such prior Encumbrances. Grantor shall further promptly notify Lender in writing upon the occurrence of any event or circumstances that would, or that might, result in a breach of or default under any such prior Encumbrance.  Grantor  shall further not  modify or extend any of the terms of any prior Encumbrance or any indebtedness secured thereby, or request or obtain any additional loans or other extensions of credit from any third party creditor or creditors whenever such additional loan advances or other extensions of credit may be directly or indirectly secured, whether by cross-collateralization or otherwise, by the Collateral, or any part or parts thereof, with possible preference and priority over Lender's security interest. Grantor additionally agrees to obtain, upon Lender's request, and in form and substance as may then be satisfactory to Lender, appropriate waivers and subordinations of any lessor's liens or privileges, vendor's liens or privileges, purchase money security interests, and any other Encumbrances that may affect the Collateral at any time.

Future Encumbrances. Grantor shall not, without the prior written consent of Lender, grant any Encumbrance that may affect the Collateral, or any part or parts thereof, nor shall Grantor permit or consent to any Encumbrance attaching to or being filed against any of  the Collateral in favor of anyone other than Lender. Grantor shall further promptly pay when due all statements and charges of mechanics, materialmen, laborers and others incurred in connection with the alteration, improvement, repair and maintenance of the Collateral, or otherwise furnish appropriate security or bond, so that no future Encumbrance may ever attach to or be filed against any Collateral. In the event that the Collateral or any part or parts thereof is and/or may be located in and/or on leased premises, Grantor shall promptly pay the full amount of such rental or lease payments whenever the same shall be due so that no lessor's lien or privilege may ever attach to or affect any of the Collateral with possible preference and priority over the lien of this Agreement. In the event that any of the Collateral is purchased or otherwise acquired by Grantor on a credit or deferred payment sales basis, Grantor shall promptly pay the full amount of the purchase or acquisition price of such Collateral so that no vendor's lien or privilege, or purchase money security interest, may ever attach to or be asserted against any of the Collateral with possible preference and priority over the lien of this Agreement. Grantor additionally  agrees to obtain, upon request by Lender, and in form and substance as may then be satisfactory to Lender, appropriate waivers and/or subordinations of any lessor's liens or privileges, vendor's liens or privileges, purchase money security interests, and any other Encumbrances that may affect the Collateral at any time.

As long as this Agreement remains in effect, Grantor will not permit any levy, attachment or restraint to be made affecting any of the Collateral, or permit any notice of lien to be filed with respect to the Collateral or any part or parts thereof, or permit any receiver, trustee, custodian or assignee for the benefit of creditors to be appointed to take possession of any of the Collateral.  Notwithstanding the  foregoing, Grantor may, at its sole expense, contest in good faith by appropriate proceedings the validity or amount of any  levy, attachment, restraint or lien filed against or affecting the Collateral, or any part or parts thereof; provided that  (1)  Grantor notifies Lender   in advance of Grantor's intent to contest such a levy, attachment, restraint or lien, and  (2)  Grantor provides additional security to Lender,  in form and amount satisfactory to Lender.

Notice of Encumbrances. Grantor shall immediately notify Lender in writing upon the filing of any attachment, lien, judicial process, claim, or other Encumbrance. Grantor additionally agrees to notify Lender immediately in writing upon the occurrence of any default, or event that with the passage of time, failure to cure, or giving of notice, might result in a default under any of Grantor's  obligations that may  be  secured by any presently existing or future Encumbrance, or that might result in an Encumbrance affecting the Collateral, or should any of the Collateral be seized or attached or levied upon, or threatened by seizure or attachment or levy, by any person other than Lender.

Books and Records. Grantor will keep proper books and records with regard to Grantor's business activities and the Collateral in which a security interest is granted hereunder, in accordance with GAAP, applied on a consistent basis throughout, which books and records shall  at all reasonable times be open to inspection and copying by Lender or Lender's designated agents. Lender shall also have the right to inspect Grantor's books and records, and to discuss Grantor's affairs and finances with Grantor's officers and representatives, at such reasonable times as Lender may designate.

Financing Statements. Grantor authorizes Lender to file a UCC financing statement, or alternatively, a copy of this Agreement to perfect Lender's security interest. At Lender's request, Grantor additionally agrees to sign all other documents that are necessary to perfect, protect, and continue Lender's security interest in the Property. Grantor will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs. Grantor irrevocably appoints Lender to execute documents necessary to transfer title if there is a default. Lender may file a copy of this Agreement as a financing statement.

Grantor’s Name. The Grantor’s exact legal name is as set forth in the first paragraph of this Agreement.

CONSIDERATION. Grantor represents to Lender that the granting of the loan or other financial accommodations from Lender to Borrower will benefit, directly or indirectly, Grantor. Grantor acknowledges that Lender is relying upon this representation in extending the loan or other financial accommodations to Borrower.

GRANTOR'S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. Until default and except as otherwise provided below with respect to accounts, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. Until otherwise notified by Lender, Grantor may collect any of the Collateral consisting of accounts. At any time and even though no Event of Default exists, Lender may exercise its rights to collect the accounts and to notify account debtors to make payments directly to Lender for application to the Indebtedness. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

COMMERCIAL SECURITY AGREEMENT
Loan No: [redacted]	(Continued)	Page 5

ADDITIONAL COVENANTS. Grantor additionally agrees:

No Settlement or Compromise. Grantor will not, without the prior written consent of Lender, compromise, settle, adjust or extend payment under any of the Collateral.

Books and Records. Grantor will keep proper books and records with regard to Grantor's business activities and the Collateral, which books and records shall at all times be open to inspection and copying by Lender or its designated agent. Lender shall also have the right to inspect Grantor's books and records, and to discuss Grantor's affairs and finances with Grantor at such reasonable times as Lender may designate.

Aging of Accounts. Grantor will periodically, at such intervals requested by Lender, furnish Lender with an aging of that part of the Collateral consisting of accounts, together with a certificate executed by an officer of Grantor, in such form and containing such representations and warranties regarding the accounts as Lender may reasonably require.

Lock Box. Grantor agrees that Lender may at any time require Grantor to institute procedures whereby the proceeds and/or payments of any accounts subject to this Agreement shall be paid by the debtors thereof under a lock box arrangement to Lender, or to Lender's agent, or to one or more financial institutions designated by Lender. Grantor further agrees that, if no Event of Default exists under this  Agreement, any and all of such funds received under such a lock box arrangement shall, at Lender's sole election and discretion, either be: (a) paid and/or turned over to Grantor; (b) deposited into one or more accounts for the benefit of Grantor (which deposit accounts shall be subject to collateral assignment and pledge in favor of Lender as provided under this Agreement); (c) deposited into one or more accounts for the joint benefit of Grantor and Lender (which deposit accounts shall likewise be subject to assignment and pledge in favor of Lender as provided under this Agreement); (d) paid and/or turned over to Lender to be applied to the Indebtedness in such order and priority as  Lender may determine within its sole discretion; or (e) any combination of the foregoing as Lender shall determine from time to time. Grantor further agrees that, should one or more Events of Default exist under this Agreement, any and all funds received under such a lock box arrangement shall be paid and/or turned over to Lender to be applied to principal, accrued interest, costs, expenses, attorneys' fees and other fees and charges under the Indebtedness, again in such order and priority as Lender may determine within its sole discretion.

Notice to Obligors. Upon request by Lender, Grantor immediately will notify individual obligors with regard to the Collateral, advising such obligors of the fact that Lender has been granted a security interest in their obligations.  In the event  that Grantor should  fail to provide such notices for any reason upon Lender's request, Grantor agrees that Lender may forward appropriate notices to such obligors and debtors either in Lender's name or in Grantor's name.

Additional Documents. Grantor shall at any time, from time to time, one or more times, upon Lender's written request, execute and deliver such further documents and do any and all such further acts and things as Lender may reasonably request, within Lender's sole discretion, to effect the purposes of this Agreement.

Verifications. Grantor additionally agrees that Lender or Lender's agents may periodically contact individual debtors whose notes, instruments and chattel paper have been assigned and pledged under this Agreement in order to verify the amounts then owing under such obligations, to determine whether such debtors have any offsets or counterclaims against Grantor, and with respect to such other matters about which Lender may inquire.

Notification of Lender. Grantor will promptly deliver to Lender all written notices, and will promptly give Lender written notice of any other notices received by Grantor with respect to the Collateral and Rights, and Lender will promptly give like notice to Grantor of any such notices received by Lender or its nominee.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor's  failure to  discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note, or the maximum rate permitted by law, whichever is less, from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender's option, will  (A)  be payable on demand; (B)  be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1)  the term of any applicable insurance policy; or  (2)  the remaining term of the Note; or  (C)  be treated as a balloon payment which will be  due and payable at the Note's maturity. The Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of any Event of Default.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Grantor fails to make any payment when due under the Indebtedness.

Other Defaults. Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Grantor.

Default in Favor of Third Parties. Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Grantor's property or ability to perform Grantor's obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Grantor or on Grantor's behalf, or made by Guarantor, or any other guarantor, endorser, surety, or accommodation party, under this Agreement or the Related Documents in connection with the obtaining of the Indebtedness evidenced by the Note or any security document directly or indirectly securing repayment of the Note is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Insolvency. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

COMMERCIAL SECURITY AGREEMENT
Loan No: [redacted]	(Continued)	Page 6

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Grantor's accounts, including deposit accounts,  with  Lender.  However, this Event  of  Default shall not apply if there is a good faith dispute by Grantor as to the validity or  reasonableness of the claim which  is  the basis of  the  creditor or forfeiture proceeding and if  Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender   monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its  sole  discretion, as  being  an  adequate reserve or bond for the dispute.

Execution; Attachment. Any execution or attachment is levied against the Collateral, and such execution or attachment is not set aside, discharged or stayed within thirty (30) days after the same is levied.

Change in Zoning or Public Restriction. Any change in any zoning ordinance or regulation or any other public restriction is enacted, adopted or implemented, that limits or defines the uses which may be made of the Collateral such that the present or intended use of the Collateral, as specified in the Related Documents, would be in violation of such zoning ordinance or regulation or public restriction, as changed.

Default Under Other Lien Documents. A default occurs under any other mortgage, deed of trust or security agreement covering all or any portion of the Collateral.

Judgment. Unless adequately covered by insurance in the opinion of Lender, the entry of a final judgment for the payment of money involving more than ten thousand dollars ($10,000.00) against Grantor and the failure by Grantor to discharge the same, or cause it to be discharged, or bonded off to Lender's satisfaction, within thirty (30) days from the date of the order, decree or process under which or pursuant to which such judgment was entered.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor, or any other guarantor, endorser, surety, or accommodation party of any of the Indebtedness or Guarantor, or any other guarantor, endorser, surety, or accommodation party dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Adverse Change. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Georgia Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

Accelerate Indebtedness. Lender may declare the entire Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice of any kind to Grantor.

Assemble Collateral. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and  remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

Sell the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in Lender's own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor, and other persons as required by law, reasonable notice of the time and place of any public sale, or the time after which any private sale or any other disposition of the Collateral is to be made. However, no notice need be provided to any person who, after Event of Default occurs, enters into and authenticates an agreement waiving that person's right to notification of sale. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Collateral, with the power to protect and preserve the Collateral, to operate the Collateral preceding foreclosure or sale, and to collect the rents from the Collateral and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Collateral exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

Collect Revenues, Apply Accounts. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in Lender's discretion transfer any Collateral into Lender's own name or that of Lender's nominee  and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to  payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral.  To  facilitate collection, Lender  may notify account debtors and obligors on any Collateral to make payments directly to Lender.

Obtain Deficiency. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the  rights  provided  in  this Agreement. Grantor shall be liable for a deficiency even if  the  transaction  described  in  this  subsection  is  a  sale  of  accounts  or  chattel paper.

Other Rights and Remedies. Lender shall have all the rights and remedies of a secured creditor under the provisions  of the  Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and  may  exercise  any or  all  other  rights  and remedies it may have available at law, in equity, or otherwise.

Election of Remedies. Except as may be prohibited by applicable law, all of Lender's rights and remedies, whether evidenced by this Agreement, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies.

NO MARSHALLING. Grantor hereby waives the right to (i) require Lender to marshal the Collateral or any other assets or Property of Grantor or (ii) require that Lender resort to any particular Property or any part thereof.

CHOICE OF VENUE. Any legal action with respect to the Indebtedness evidenced by this instrument or agreement may be brought in the courts of the State/Commonwealth/District in which Lender's branch office set forth above is located or in the appropriate United States District Court situated in such State/Commonwealth/District, and Grantor hereby accepts and unconditionally submits to the jurisdiction of such  courts. Grantor hereby waives any objection to the laying of venue based on the grounds of forum non conveniens with respect thereto.

COMMERCIAL SECURITY AGREEMENT
Loan No: [redacted]	(Continued)	Page 7

ADDITIONAL INDEBTEDNESS SECURED. This Agreement shall secure the Indebtedness and any other amounts as set forth herein which Grantor or Borrower may owe to Lender, whether direct or indirect, now existing or hereafter arising, contingent or otherwise, and whether arising under this security instrument or otherwise, including without limitation (i) any advances made by Lender to pay drawings on any irrevocable standby or commercial letter of credit issued on the account of Grantor or Borrower pursuant to an application therefor, (ii) any obligation under a Hedge Agreement. “Hedge Agreement” means an agreement between Borrower and Lender, now existing or hereafter entered into, which provides for an interest rate, credit, commodity, equity swap, cap floor, collar, spot or forward foreign exchange transaction, currency swap, cross-currency rate swap, currency option or any similar transaction or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging Grantor’s or Borrower’s exposure to fluctuations in interest or exchange rates, loan, credit, exchange, security or currency valuations or currency prices pursuant to any ISDA Master agreement executed by Grantor or Borrower and all Schedules and Confirmations entered into in connection therewith or otherwise, (iii) all amounts expended to preserve or protect the Property, and (iv) all Lender’s Expenditures as set forth herein, all of which shall be included in the Indebtedness, as defined herein.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to  this Agreement shall be effective unless given in  writing  and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys' Fees; Expenses. Grantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Subject to any limits under applicable law, costs and expenses include fifteen percent (15%) of the principal plus accrued interest collected as Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Governing Law. With respect to procedural matters related to the perfection and enforcement of Lender's rights against the Collateral, this Agreement will be governed by federal law applicable to Lender and to the extent not preempted by federal law, the laws of the State of Georgia. In all other respects, this Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Alabama without regard to its conflicts of law provisions. However, if there ever is a question about whether any provision of this Agreement is valid or enforceable, the provision that is questioned will be governed by whichever state or federal law would find the provision to be valid and enforceable. The loan transaction that is evidenced by the Note and this Agreement has been applied for, considered, approved and made, and all necessary loan documents have been accepted by Lender in the State of Alabama.

Non-Liability of Lender. The relationship between Grantor and Lender created by this Agreement is strictly a debtor and creditor relationship and not fiduciary in nature, nor is the relationship to be construed as creating any partnership or joint venture between Lender and Grantor. Grantor is exercising Grantor's own judgment with respect to Grantor's business. All information supplied to Lender is for Lender's protection only and no other party is entitled to rely on such information. There is no duty for Lender to review, inspect, supervise or inform Grantor of any matter with respect to Grantor's business. Lender and Grantor intend that Lender may reasonably rely on all information supplied by Grantor to Lender, together with all representations and warranties given by Grantor to Lender, without  investigation or confirmation by Lender and that any investigation or failure to investigate will not diminish Lender's right to so rely.

Notice of Lender's Breach. Grantor must notify Lender in writing of any breach of this Agreement or the Related Documents by Lender and any other claim, cause of action or offset against Lender within thirty (30) days after the occurrence of such breach or after the accrual of such claim, cause of action or offset. Grantor waives any claim, cause of action or offset for which notice is not given in accordance with  this paragraph. Lender is entitled to rely on any failure to give such notice.

Indemnification of Lender. Grantor agrees to indemnify, to defend and to save and hold Lender harmless from any and all claims, suits, obligations, damages, losses, costs and expenses (including, without limitation, Lender's attorneys' fees), demands, liabilities, penalties, fines and forfeitures of any nature whatsoever that may be asserted against or incurred by Lender, its officers, directors, employees, and agents arising out of, relating to, or in any manner occasioned by this Agreement and the exercise of the rights and remedies granted Lender under this, as well as by: (1) the ownership, use, operation, construction, renovation, demolition, preservation,  management,  repair, condition, or maintenance of any part of the Collateral; (2) the exercise of any of Grantor's rights collaterally assigned and pledged  to Lender hereunder; (3)  any failure of Grantor to perform any of its  obligations hereunder; and/or  (4)  any failure of Grantor to comply  with the environmental and ERISA obligations, representations and warranties set forth herein. The foregoing indemnity provisions shall survive the cancellation of this Agreement as to all matters arising or accruing prior to such cancellation and the foregoing indemnity shall survive in the event that Lender elects to exercise any of the remedies as provided under this Agreement following default hereunder. Grantor's indemnity obligations under this section shall not in any way be affected by the presence or absence of covering insurance, or by the amount of such insurance or by the failure or refusal of any insurance carrier to perform any obligation on its part under any insurance policy or policies affecting the Collateral and/or Grantor's business activities. Should any claim, action or proceeding be made or brought against Lender by reason of any event as to which Grantor's indemnification obligations apply, then, upon Lender's demand, Grantor, at its sole cost and expense, shall defend such claim, action or proceeding in Grantor's name, if necessary, by the attorneys for Grantor's insurance carrier (if such claim, action or proceeding is covered by insurance), or otherwise by such attorneys as Lender shall approve. Lender may also engage its own attorneys at its reasonable discretion to defend Grantor and to assist in its defense and Grantor agrees to pay the fees and disbursements of such attorneys.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any  other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by  Lender, nor  any course of  dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

COMMERCIAL SECURITY AGREEMENT
Loan No: [redacted]	(Continued)	Page 8

Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Grantor agrees  to keep Lender informed at all times of Grantor's current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

Power of Attorney. Grantor hereby appoints Lender as Grantor's irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect, amend, or to continue the security interest granted in this Agreement or to demand termination of filings of other secured parties. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction  of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral.

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability  of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Sole Discretion of Lender. Whenever Lender's consent or approval is required under this Agreement, the decision as to whether or not to consent or approve shall be in the sole and exclusive discretion of Lender and Lender's decision shall be final and conclusive.

Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of Grantor's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in  a  person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness.

Survival of Representations and Warranties. All representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time  as Grantor's Indebtedness shall be paid in full.

Time is of the Essence. Time is of the essence in the performance of this Agreement.

WAIVER OF JURY TRIAL. UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, EACH GRANTOR AND LENDER, IF A PARTY HERETO, HEREBY WAIVES THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS INSTRUMENT OR AGREEMENT, ANY OF THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN ANY GRANTOR AND LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN AND ENTER INTO THIS INSTRUMENT OR AGREEMENT. EACH GRANTOR HEREBY CERTIFIES THAT NEITHER ANY REPRESENTATIVE OF LENDER, NOR LENDER’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. FURTHER, NEITHER ANY REPRESENTATIVE OF LENDER, NOR LENDER'S COUNSEL, HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.

UNIFORM COMMERCIAL CODE. All references to the Uniform Commercial Code or UCC herein shall be to the Uniform Commercial Code as adopted by and under the laws of the jurisdiction governing this instrument or agreement.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

Agreement. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

Borrower. The word "Borrower" means GIBSON TECHNICAL  SERVICES, INC.  and includes  all co-signers and co-makers signing the  Note and all their successors and assigns.

Collateral. The word "Collateral" means all of Grantor's right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

Encumbrance. The word "Encumbrance" means any and all presently existing or future mortgages, liens, privileges and other contractual and statutory security interests and rights, of every nature and kind, whether in admiralty, at law, or in equity, that now and/or in the future may affect the Collateral or any part or parts thereof.

Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

Event of Default. The words "Event of Default" mean individually, collectively, and interchangeably any of the events of default set forth in this Agreement in the default section of this Agreement.

GAAP. The word "GAAP" means generally accepted accounting principles.

Grantor.  The word "Grantor" means GIBSON TECHNICAL  SERVICES, INC..

Guarantor. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Indebtedness, and, in each case, Grantor's successors, assigns, heirs, personal representatives, executors and administrators of any guarantor, surety, or accommodation party.

Guaranty. The word "Guaranty" means the guaranty from Guarantor, or any other guarantor, endorser, surety, or accommodation party to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

COMMERCIAL SECURITY AGREEMENT
Loan No: [redacted]	(Continued)	Page 9

Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. Specifically, without limitation, Indebtedness includes the future advances set forth in the Future Advances provision, together with all interest thereon and all amounts that may be indirectly secured by the Cross-Collateralization provision of this Agreement.

Lender. The word "Lender" means TRUIST BANK, its successors and assigns.

Note. The word "Note" means the Note dated August 19, 2021 and executed by GIBSON TECHNICAL SERVICES, INC. in the principal amount of $4,000,000.00, together with all renewals of, extensions of, modifications of, refinancings of,  consolidations  of,  and substitutions for the note or credit agreement.

Property. The word "Property" means all of Grantor's right, title and interest in and to all the Property as described in the "Collateral Description" section of this Agreement.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

Rights. The word "Rights" means individually, collectively and interchangeably any and all of Grantor's additional rights granted and pledged to Lender as provided under this Agreement.

GRANTOR HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AUGUST 19, 2021.

THIS AGREEMENT IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS AGREEMENT IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

GRANTOR:

GIBSON TECHNICAL SERVICES, INC.

By:	/s/ Jon A. Martin	(Seal)	X
	JON A. MARTIN, Chief Operating Officer of GIBSON			Witness
TECHNICAL SERVICES, INC.

LaserPro, Ver. 21.1.0.222 Copr. Finastra USA Corporation 1997, 2021. All Rights Reserved. - GA/AL C:\LPL-PROD\CFI\LPL\E40.FC TR-236989 PR-156

[redacted]

ASSIGNMENT OF DEPOSIT ACCOUNT

Principal $4,000,000.00	Loan Date 08-19-2021	Maturity 08-19-2022	Loan No [redacted]	Call / Coll	Account [redacted]	Officer 28953	Initials

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing "***" has been omitted due to text length limitations.

Grantor:	GIBSON TECHNICAL SERVICES, INC.	Lender:	TRUIST BANK
	230 MOUNTAIN BROOK CT		Greater Birmingham - Commercial Loans
	CANTON, GA 30115-9019		2501 20th Pl S
Birmingham, AL 35223-1723

THIS ASSIGNMENT OF DEPOSIT ACCOUNT dated August 19, 2021, is made and executed between GIBSON TECHNICAL SERVICES, INC. ("Grantor") and TRUIST BANK ("Lender").

ASSIGNMENT. For valuable consideration, Grantor assigns and grants to Lender a security interest in the Collateral, including without limitation the deposit account(s) described below, to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL DESCRIPTION. The word "Collateral" means the following described deposit account(s) ("Account"):

Checking Account Number [redacted] with Lender

together with (A) all interest, whether now accrued or hereafter accruing; (B)  all additional deposits hereafter made to the Account;  (C)  any  and all proceeds from the Account; and (D) all renewals, replacements and substitutions for any of the foregoing.

CROSS-COLLATERALIZATION. In addition to the Note, this Agreement secures all obligations, debts  and liabilities,  plus  interest thereon,  of  Grantor to Lender, or any one or more of them,  as well  as all  claims  by  Lender against  Grantor or any  one or  more  of  them, whether  now  existing or hereafter arising, whether related or unrelated to the purpose of  the  Note, whether  voluntary  or  otherwise, whether  due  or  not  due, direct or indirect, determined or undetermined, absolute or contingent, liquidated or  unliquidated,  whether Grantor  may  be  liable  individually  or jointly with others, whether obligated as  guarantor,  surety,  accommodation  party  or  otherwise,  and  whether  recovery  upon  such  amounts  may be or hereafter may become barred by any statute of limitations, and  whether the  obligation to repay  such  amounts may be  or hereafter may  become otherwise unenforceable.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Grantor's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Grantor holds jointly with someone else and all accounts Grantor may open in the future.  However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by  law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents and promises to Lender that:

Ownership. Grantor is the lawful owner of the Collateral free and clear of all loans, liens, encumbrances, and claims except as disclosed to and accepted by Lender in writing.

Right to Grant Security Interest. Grantor has the full right, power, and authority to enter into this Agreement and to assign the Collateral to Lender.

No Prior Assignment. Grantor has not previously granted a security interest in the Collateral to any other creditor.

No Further Transfer. Grantor shall not sell, assign, encumber, or otherwise dispose of any of Grantor's rights in the Collateral except as provided in this Agreement.

No Defaults. There are no defaults relating to the Collateral, and there are no offsets or counterclaims to the same.  Grantor will  strictly  and promptly do everything required of Grantor under the terms, conditions, promises, and agreements contained in or relating to the Collateral.

Proceeds. Any and all replacement or renewal certificates, instruments, or other benefits or proceeds related to the Collateral that are received by Grantor shall be held by Grantor in trust for Lender and immediately shall be delivered by Grantor to Lender to be held as part of the Collateral.

Validity; Binding Effect. This Agreement is binding upon Grantor and Grantor's successors and assigns and is legally enforceable in accordance with its terms.

Financing Statements. Grantor authorizes Lender to file a UCC financing statement, or alternatively, a copy of this Agreement to perfect Lender's security interest. At Lender's request, Grantor additionally agrees to sign all other documents that are necessary to perfect, protect, and continue Lender's security interest in the Property. Grantor will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs. Grantor irrevocably appoints Lender to execute documents necessary to transfer title if there is a default. Lender may file a copy of this Agreement as a financing statement.

LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO  THE COLLATERAL.  While this Agreement is  in effect, Lender may retain the rights  to possession of the Collateral, together with any and all  evidence  of  the  Collateral,  such  as  certificates  or  passbooks.  This  Agreement will remain in effect until (a) there no longer is any Indebtedness owing  to Lender;  (b) all  other obligations  secured by this  Agreement have  been  fulfilled; and (c) Grantor, in writing, has requested from Lender a release of this Agreement.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor's  failure to  discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note, or the maximum rate permitted by law, whichever is less, from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender's option, will  (A)  be payable on demand; (B)  be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1)  the term of any applicable insurance policy; or  (2)  the remaining term of the Note; or  (C)  be treated as a balloon payment which will be  due and payable at the Note's maturity. The Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of any Event of Default.

ASSIGNMENT OF DEPOSIT ACCOUNT
Loan No: [redacted]	(Continued)	Page 2

LIMITATIONS ON OBLIGATIONS OF LENDER. Lender shall use ordinary reasonable care in the physical preservation and custody of any certificate or passbook for the Collateral but shall have no other obligation to protect the Collateral or its value. In particular, but without  limitation, Lender shall have no responsibility (A) for the collection or protection of any income on the Collateral; (B)  for the preservation of  rights against issuers of the Collateral or against third persons; (C) for ascertaining any maturities, conversions, exchanges, offers, tenders, or similar matters relating to the Collateral; nor (D) for informing the Grantor about any of the above, whether or not Lender has or is deemed to have knowledge of such matters.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Grantor fails to make any payment when due under the Indebtedness.

Other Defaults. Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Grantor.

Default in Favor of Third Parties. Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Grantor's property or ability to perform Grantor's obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Grantor or on Grantor's behalf, or made by Guarantor, or any other guarantor, endorser, surety, or accommodation party, under this Agreement or the Related Documents in connection with the obtaining of the Indebtedness evidenced by the Note or any security document directly or indirectly securing repayment of the Note is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Insolvency. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental  agency  against  any  collateral  securing  the  Indebtedness. This includes a garnishment of any of Grantor's accounts, including deposit accounts,  with  Lender.  However, this Event  of  Default shall not apply if there is a good faith dispute by Grantor as to the validity or  reasonableness of the claim which  is  the basis of  the  creditor or forfeiture proceeding and if  Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender   monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its  sole  discretion, as  being  an  adequate reserve or bond for the dispute.

Execution; Attachment. Any execution or attachment is levied against the Collateral, and such execution or attachment is not set aside, discharged or stayed within thirty (30) days after the same is levied.

Change in Zoning or Public Restriction. Any change in any zoning ordinance or regulation or any other public restriction is enacted, adopted or implemented, that limits or defines the uses which may be made of the Collateral such that the present or intended use of the Collateral, as specified in the Related Documents, would be in violation of such zoning ordinance or regulation or public restriction, as changed.

Default Under Other Lien Documents. A default occurs under any other mortgage, deed of trust or security agreement covering all or any portion of the Collateral.

Judgment. Unless adequately covered by insurance in the opinion of Lender, the entry of a final judgment for the payment of money involving more than ten thousand dollars ($10,000.00) against Grantor and the failure by Grantor to discharge the same, or cause it to be discharged, or bonded off to Lender's satisfaction, within thirty (30) days from the date of the order, decree or process under which or pursuant to which such judgment was entered.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor, or any other guarantor, endorser, surety, or accommodation party of any of the Indebtedness or Guarantor, or any other guarantor, endorser, surety, or accommodation party dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Adverse Change. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of an Event of Default, or at any time thereafter, Lender may exercise any one or more of the following rights and remedies, in addition to any rights or remedies that may be available at law, in equity, or otherwise:

Accelerate Indebtedness. Lender may declare all Indebtedness of Grantor to Lender immediately due and payable, without notice of any kind to Grantor.

Application of Account Proceeds. Lender may take directly all funds in the Account and apply them to the Indebtedness. If the Account is subject to an early withdrawal penalty, that penalty shall be deducted from the Account before its application to the Indebtedness, whether the Account is with Lender or some other institution. Any excess funds remaining after application of the Account proceeds to the Indebtedness will be paid to Grantor as the interests of Grantor may appear. Grantor agrees, to the extent permitted by law, to pay any deficiency after application of the proceeds of the Account to the Indebtedness. Lender also shall have all the rights of a secured party under the Georgia Uniform Commercial Code, even if the Account is not otherwise subject to such Code concerning security interests, and the parties to this Agreement agree that the provisions of the Code giving rights to a secured party shall nonetheless be a part of this Agreement.

Transfer Title. Lender may effect transfer of title upon sale of all or part of the Collateral. For this purpose, Grantor irrevocably appoints Lender as Grantor's attorney-in-fact to execute endorsements, assignments and instruments in the name of Grantor and each of them (if more than one) as shall be necessary or reasonable.

ASSIGNMENT OF DEPOSIT ACCOUNT
Loan No: [redacted]	(Continued)	Page 3

Other Rights and Remedies. Lender shall have and may exercise any or all of the rights and remedies of a secured creditor  under  the provisions of the Georgia Uniform Commercial Code, at law, in equity, or otherwise.

Deficiency Judgment. If permitted by applicable law, Lender may obtain a judgment for any deficiency remaining in the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this section.

Election of Remedies. Except as may be prohibited by applicable law, all of Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its  remedies.

Cumulative Remedies. All of Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

WAIVER OF JURY TRIAL. UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, EACH GRANTOR AND LENDER, IF A PARTY HERETO, HEREBY WAIVES THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS INSTRUMENT OR AGREEMENT, ANY OF THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN ANY GRANTOR AND LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN AND ENTER INTO THIS INSTRUMENT OR AGREEMENT. EACH GRANTOR HEREBY CERTIFIES THAT NEITHER ANY REPRESENTATIVE OF LENDER, NOR LENDER’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. FURTHER, NEITHER ANY REPRESENTATIVE OF LENDER, NOR LENDER'S COUNSEL, HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.

CHOICE OF VENUE. Any legal action with respect to the Indebtedness evidenced by this instrument or agreement may be brought in the courts of the State/Commonwealth/District in which Lender's branch office set forth above is located or in the appropriate United States District Court situated in such State/Commonwealth/District, and Grantor hereby accepts and unconditionally submits to the jurisdiction of such  courts. Grantor hereby waives any objection to the laying of venue based on the grounds of forum non conveniens with respect thereto.

CONSIDERATION. Grantor represents to Lender that the granting of the loan or other financial accommodations from Lender to Borrower will benefit, directly or indirectly, Grantor. Grantor acknowledges that Lender is relying upon this representation in extending the loan or other financial accommodations to Borrower.

RIGHT TO PLACE HOLD ON ACCOUNT. Grantor agrees that Lender will place a hold on funds in the Account in the amount of $2,000,000.00 on the date hereof, and Grantor may withdraw only such funds in excess of the amount on hold without Lender’s written consent]. Upon the occurrence of a Default or Event of Default, Lender may, without notice to Borrower or Grantor, elect to place a hold or freeze on all funds in the Account and not permit any of the funds therein to be withdrawn or otherwise removed from  the Account  without  the written consent  of  Lender.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to  this Agreement shall be effective unless given in  writing  and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys' Fees; Expenses. Grantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Subject to any limits under applicable law, costs and expenses include fifteen percent (15%) of the principal plus accrued interest collected as Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Governing Law. With respect to procedural matters related to the perfection and enforcement of Lender's rights against the Collateral, this Agreement will be governed by federal law applicable to Lender and to the extent not preempted by federal law, the laws of the State of Georgia. In all other respects, this Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Alabama without regard to its conflicts of law provisions. However, if there ever is a question about whether any provision of this Agreement is valid or enforceable, the provision that is questioned will be governed by whichever state or federal law would find the provision to be valid and enforceable. The loan transaction that is evidenced by the Note and this Agreement has been applied for, considered, approved and made, and all necessary loan documents have been accepted by Lender in the State of Alabama.

Non-Liability of Lender. The relationship between Grantor and Lender created by this Agreement is strictly a debtor and creditor relationship and not fiduciary in nature, nor is the relationship to be construed as creating any partnership or joint venture between Lender and Grantor. Grantor is exercising Grantor's own judgment with respect to Grantor's business. All information supplied to Lender is for Lender's protection only and no other party is entitled to rely on such information. There is no duty for Lender to review, inspect, supervise or inform Grantor of any matter with respect to Grantor's business. Lender and Grantor intend that Lender may reasonably rely on all information supplied by Grantor to Lender, together with all representations and warranties given by Grantor to Lender, without  investigation or confirmation by Lender and that any investigation or failure to investigate will not diminish Lender's right to so rely.

Notice of Lender's Breach. Grantor must notify Lender in writing of any breach of this Agreement or the Related Documents by Lender and any other claim, cause of action or offset against Lender within thirty (30) days after the occurrence of such breach or after the accrual of such claim, cause of action or offset. Grantor waives any claim, cause of action or offset for which notice is not given in accordance with  this paragraph. Lender is entitled to rely on any failure to give such notice.

Indemnification of Lender. Grantor agrees to indemnify, to defend and to save and hold Lender harmless from any and all claims, suits, obligations, damages, losses, costs and expenses (including, without limitation, Lender's attorneys' fees), demands, liabilities, penalties, fines and forfeitures of any nature whatsoever that may be asserted against or incurred by Lender, its officers, directors, employees, and agents arising out of, relating to, or in any manner occasioned by this Agreement and the exercise of the rights and remedies granted Lender under this, as well as by: (1) the ownership, use, operation, construction, renovation, demolition, preservation,  management,  repair, condition, or maintenance of any part of the Collateral; (2) the exercise of any of Grantor's rights collaterally assigned and pledged to Lender hereunder; (3)  any failure of Grantor to perform any of its  obligations hereunder; and/or  (4)  any failure of Grantor to comply  with the environmental and ERISA obligations, representations and warranties set forth herein. The foregoing indemnity provisions shall survive the cancellation of this Agreement as to all matters arising or accruing prior to such cancellation and the foregoing indemnity shall survive in the event that Lender elects to exercise any of the remedies as provided under this Agreement following default hereunder. Grantor's indemnity obligations under this section shall not in any way be affected by the presence or absence of covering insurance, or by the amount of such insurance or by the failure or refusal of any insurance carrier to perform any obligation on its part under any insurance policy or policies affecting the Collateral and/or Grantor's business activities. Should any claim, action or proceeding be made or brought against Lender by reason of any event as to which Grantor's indemnification obligations apply, then, upon Lender's demand, Grantor, at its sole cost and expense, shall defend such claim, action or proceeding in Grantor's name, if necessary, by the attorneys for Grantor's insurance carrier (if such claim, action or proceeding is covered by insurance), or otherwise by such attorneys as Lender shall approve. Lender may also engage its own attorneys at its reasonable discretion to defend Grantor and to assist in its defense and Grantor agrees to pay the fees and disbursements of such attorneys.

ASSIGNMENT OF DEPOSIT ACCOUNT
Loan No: [redacted]	(Continued)	Page 4

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any  other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by  Lender, nor  any course of  dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Grantor agrees  to keep Lender informed at all times of Grantor's current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

Power of Attorney. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (1) to demand, collect, receive, receipt for, sue and recover all sums of money or other  property  which  may  now or hereafter become due, owing or payable from the Collateral; (2) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (3) to settle or compromise any and all claims arising under the Collateral, and in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (4)  to file any claim or claims or  to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability  of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Sole Discretion of Lender. Whenever Lender's consent or approval is required under this Agreement, the decision as to whether or not to consent or approve shall be in the sole and exclusive discretion of Lender and Lender's decision shall be final and conclusive.

Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of Grantor's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in  a  person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness.

Survival of Representations and Warranties. All representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time  as Grantor's Indebtedness shall be paid in full.

Time is of the Essence. Time is of the essence in the performance of this Agreement.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

Account. The word "Account" means the deposit account(s) described in the "Collateral Description" section.

Agreement. The word "Agreement" means this Assignment of Deposit Account, as this Assignment of Deposit Account may be amended or modified from time to time, together with all exhibits and schedules attached to this Assignment of Deposit Account from time to time.

Borrower. The word "Borrower" means GIBSON TECHNICAL  SERVICES, INC.  and includes  all co-signers and co-makers signing the  Note and all their successors and assigns.

Collateral. The word "Collateral" means all of Grantor's right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

Event of Default. The words "Event of Default" mean individually, collectively, and interchangeably any of the events of default set forth in this Agreement in the default section of this Agreement.

Grantor. The word "Grantor" means GIBSON TECHNICAL SERVICES, INC..

Guarantor. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Indebtedness, and, in each case, Grantor's successors, assigns, heirs, personal representatives, executors and administrators of any guarantor, surety, or accommodation party.

Guaranty. The word "Guaranty" means the guaranty from Guarantor, or any other guarantor, endorser, surety, or accommodation party to Lender, including without limitation a guaranty of all or part of the Note.

ASSIGNMENT OF DEPOSIT ACCOUNT
Loan No: [redacted]	(Continued)	Page 5

Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. Specifically, without limitation, Indebtedness includes all amounts that may be indirectly secured by the Cross-Collateralization provision of this Agreement.

Lender. The word "Lender" means TRUIST BANK, its successors and assigns.

Note. The word "Note" means the Note dated August 19, 2021 and executed by GIBSON TECHNICAL SERVICES, INC. in the principal amount of $4,000,000.00, together with all renewals of, extensions of, modifications of, refinancings of,  consolidations  of,  and substitutions for the note or credit agreement.

Property. The word "Property" means all of Grantor's right, title and interest in and to all the Property as described in the "Collateral Description" section of this Agreement.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

GRANTOR HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS ASSIGNMENT OF DEPOSIT ACCOUNT AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AUGUST 19, 2021.

THIS AGREEMENT IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS AGREEMENT IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

GRANTOR:

GIBSON TECHNICAL SERVICES, INC.

By:	/s/Jon A. Martin	(Seal)
JON A. MARTIN, Chief Operating Officer of GIBSON
TECHNICAL SERVICES, INC.

LaserPro, Ver. 21.1.0.222 Copr. Finastra USA Corporation 1997, 2021. All Rights Reserved. - GA/AL C:\LPL-PROD\CFI\LPL\E90.FC TR-23698

[redacted]

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal $4,000,000.00	Loan Date 08-19-2021	Maturity 08-19-2022	Loan No [redacted]	Call / Coll	Account [redacted]	Officer 28953	Initials

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing "***" has been omitted due to text length limitations.

Borrower:	GIBSON TECHNICAL SERVICES, INC.	Lender:	TRUIST BANK
	230 MOUNTAIN BROOK CT		Greater Birmingham - Commercial Loans
	CANTON, GA 30115-9019		2501 20th Pl S
Birmingham, AL 35223-1723

LOAN TYPE. This is a Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $4,000,000.00 due on August 19, 2022.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

☐	Personal, Family, or Household Purposes or Personal Investment.

☒	Business (Including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: 8000-WKCP-Temp Expansion of current assets.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $4,000,000.00 as follows:

Other Disbursements:	$4,000,000.00
$4,000,000.00 Un-advanced funds
Note Principal:	$4,000,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash:	$0.00
Other Charges Paid in Cash:	$3,000.00
$3,000.00 Loan Origination Fee Paid by DDA [redacted]
Total Charges Paid in Cash:	$3,000.00

AUTOMATIC PAYMENTS. Borrower hereby authorizes Lender automatically to deduct from Borrower's Demand Deposit - Checking account, numbered [redacted], the amount of any loan payment. If the funds in  the account  are insufficient to cover  any payment, Lender  shall not be obligated to advance funds to cover the payment. At any time and for any reason, Borrower or Lender may voluntarily terminate Automatic Payments.

OTHER FEES AND CHARGES. This Disbursement Request and Authorization may not include all fees and charges to be paid by the Borrower in regards to this loan and any related loan documents, including but not limited to fees related to the recording or filing of real estate documents  or financing statements such as recording taxes or fees, documentary stamp taxes, intangible taxes, or transfer taxes. Borrower acknowledges that some fees and charges may not be listed herein but will be due and payable in cash or otherwise deducted from the proceeds of the loan.

WIRE TERMS AND CONDITIONS. Borrower understands and agrees that any wires, at this time or in the future, initiated by Borrower in connection with this Loan shall be subject to the following terms and conditions.

Acceptance and Execution of Wire Transfer Request by Lender. Borrower’s request is considered accepted by Lender when Lender executes it. Borrower acknowledges that the Lender maintains deadlines for accepting wire transfer requests. If Borrower’s request is received prior to  the deadline, it will be executed by Lender that wire transfer business day. A Borrower’s request received after the deadline may be executed  the next wire transfer business day. Wire transfer deadlines are subject to change from time to time at the sole discretion of the Lender.

Cancellation or Amendment of Wire Transfer Request. Borrower may not be able to cancel or amend a request after it is received by Lender. However, Lender may, at its discretion, use reasonable efforts to act on the Borrower’s request for cancellation or amendment.  Borrower agrees to indemnify and hold Lender harmless from any and all liabilities, costs, and expenses Lender may incur in attempting to cancel or amend the wire transfer.

Erroneous, Inaccurate or Incorrect Requests. Borrower acknowledges and agrees that when the Borrower provides Lender with a name and account number when requesting a wire transfer, that payment may be made solely on the basis of the account number even if the account number identifies a beneficiary different from the beneficiary named by Borrower. Borrower furthermore agrees that its obligation to pay the amount of the wire transfer to Lender is not excused in such circumstances.

Borrower’s Obligation to Review and Report. Borrower should review all wire transfer information contained herein or any other such Lender notice for any discrepancies in connection with wire transfers. If Borrower thinks a wire transfer is  wrong or needs more  information about a  wire transfer, Borrower must contact Lender in writing upon discovery of the error or within 14 days after Borrower receives the first notice of a discrepancy, whichever is earlier. Failure to do so will relieve Lender of any obligation to compensate Borrower for the amount of an unauthorized or erroneous wire transfer.

Method Used to Make the Wire Transfer. Lender may select any means for the transmission of funds which it considers suitable, including but not limited to Lender’s own internal systems or Fedwire. Lender is not responsible for performance failure as a result of an interruption in transfer facilities, labor disputes, power failures, equipment malfunctions, suspension of payment by another bank, refusal or delay by another bank to accept the wire transfer, war, emergency conditions, fire, earthquake, or other circumstances not within Lender’s control.

DISBURSEMENT REQUEST AND AUTHORIZATION
Loan No: [redacted]	(Continued)	Page 2

Duty of Reasonable Care. Lender shall exercise good faith and reasonable care in processing Borrower’s wire transfers. Borrower shall similarly exercise good faith and reasonable care in communicating wire transfer requests to Lender, and in reviewing notices or information for any discrepancies. Borrower is responsible for ensuring the accuracy of requests and Lender has no duty whatsoever to verify the accuracy of requests, nor will it be liable for losses or damages arising out of requests containing erroneous information. Lender is not liable in any case for any special, indirect, exemplary, or consequential damages (including lost profits) of any kind.

Choice of Law. The rights, duties, and liabilities of the parties shall be subject to Uniform Commercial Code Article 4A as in effect in accordance with the governing law provision of the note. If any part of the wire transfer involves the use of the Fedwire, the rights and  obligations of the Lender and Borrower regarding that wire transfer are governed by the Regulation J of the Federal Reserve Board.

Fees and Charges. In addition to Lender’s fees and charges, Borrower shall be responsible for payment of all fees and charges of each domestic or foreign correspondent bank which facilitates a wire transfer or payment. It is customary that such fees and charges are assessed and withheld from the amount of the wire transfer or if assessed to the Lender, passed on to the Borrower.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED AUGUST 19, 2021.

THIS AGREEMENT IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS AGREEMENT IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

BORROWER:

GIBSON TECHNICAL SERVICES, INC.

By:	/s/ Jon A. Martin	(Seal)
JON A. MARTIN, Chief Operating Officer of GIBSON
TECHNICAL SERVICES, INC.

LaserPro, Ver. 21.1.0.222 Copr. Finastra USA Corporation 1997, 2021. All Rights Reserved. - AL C: